UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2023 (September 6, 2023)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
None
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
On September 6, 2023, Moss Adams LLP (“Moss Adams”) sent our Audit Committee chair a letter informing us that Moss Adams made the decision to decline to stand for re-appointment as Waitr Holdings Inc.’s (“the Company”) independent registered accounting firm and, as such, will not engage to audit our consolidated financial statements for the fiscal year ending December 31, 2023, and that the auditor-client relationship between Moss Adams and the Company will end upon completion of the review by Moss Adams of our consolidated financial statements as of September 30, 2023 (and for the three and nine-month periods ending September 30, 2023) and our filing of the Form 10-Q for the quarter ending September 30, 2023. Moss Adams’ decision not to stand for re-appointment was not recommended by the Company’s Audit Committee.
Neither of Moss Adams’ reports on the consolidated financial statements for the past two fiscal years ended December 31, 2022 and 2021 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report with respect to the Company’s consolidated financial statements for the fiscal year ended December 31, 2022 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern. The circumstances surrounding this disclosure were not alleviated in the Company’s quarterly reports on Forms 10-Q for the quarters ended March 31, 2023 and June 30, 2023.
During each of our two most recent fiscal years ended December 31, 2022 and 2021 and any subsequent interim period preceding September 6, 2023: (i) there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the consolidated financial statements for such fiscal years; and (ii) there were no “reportable events” listed in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K, except that (A) for the fiscal year ended December 31, 2022, a material weakness existed in the Company’s internal control over financial reporting, as described in Item 9A to the Company’s annual report on Form 10-K for the year ended December 31, 2022 which material weakness was also reflected in Item 4 of the Company’s quarterly reports on Form 10-Q for the quarters ended March 30, 2023 and June 30, 2023, and (B) for the second quarter ended June 30, 2023, a second material weakness existed in the Company’s internal control over financial reporting, as described in Item 4 of the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2023.
We have begun the process of identifying a new independent registered public accounting firm and will disclose the engagement of such firm in accordance with U.S. Securities and Exchange Commission (“SEC”) rules and regulations once the process has been completed. We have authorized Moss Adams to respond fully to the inquiries of our successor accountant, upon engagement and in accordance with customary practice, concerning the subject matter of this Current Report and any related matters.
The Company provided Moss Adams with a copy of this Current Report on Form 8‑K and requested that Moss Adams furnish the Company with a letter addressed to the SEC stating whether Moss Adams agrees with the disclosures contained herein or, if not, stating the respects in which it does not agree. The Company has received the requested letter from Moss Adams and a copy of the letter, dated September 11, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8‑K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from Moss Adams LLP dated September 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: September 11, 2023	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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